SECURED PROMISSORY NOTE

$600,000                                                 Los Angeles, California
                                                              September 13, 1996


         FOR VALUE RECEIVED, the undersigned, TRADEWINDS TELEVISION, LLC, a California limited liability company (the "Borrower") hereby promises to pay to AFFINITY ENTERTAINMENT, INC., a Delaware corporation (the "Lender"), or order, on the Maturity Date (as such term is defined herein) the principal sum of Six Hundred Thousand Dollars ($600,000) or so much thereof as may be borrowed hereunder, with interest thereon in accordance with the terms set forth herein.

         The Maturity Date, unless mutually extended by Borrower and Lender, shall be the date upon which Lender makes written demand for payment to Borrower which may be made after the date which is 90 days following receipt of written notice (60 days following receipt of written notice on or after December 1, 1996) by Borrower from Lender ("Demand Notice") that Lender has determined that the conditions to the Transaction contemplated by that certain letter agreement dated September 13,1996 among Borrower, Lender and Rick Pack could not be satisfied, and the Transaction will not be consummated; provided, however, that notwithstanding the foregoing, this Note shall become immediately due and payable without any notice if either of the following conditions are not met at any time prior to the Maturity Date: (i) all payments due from Borrower to third parties with respect to the production, distribution, marketing and other exploitation of the television series "Bounty Hunters" (the "Series") are not made promptly when due or otherwise Borrower defaults in any monetary or contractual obligation relating to the Series, or (ii) Borrower shall not have
(a) provided Lender with a two (2) week cash budget of expenditures, acceptable to Lender, due with respect to the Series by the close of business on the date of the "Demand Notice" and on each Friday thereafter, and (b) deposited in an escrow account, approved by Lender, sufficient cash to meet the monetary obligations set forth in the budget, initially for the next two (2) week period and thereafter for the next one (1) week period. Advances may be made under this Note prior to the Maturity Date on the condition that at the time of any such borrowing, such borrowing has been approved by Lender in its sole discretion regarding the use of such advances, and no Event of Default exists under the Security Agreement referred to herein, and provided further that the aggregate principal amount of all sums borrowed hereunder shall not exceed the sum of Six Hundred Thousand Dollars ($600,000). Each borrowing hereunder shall be recorded by the Lender and, prior to any transfer of this Note, shall be endorsed on the schedule annexed to this Note. The aggregate unpaid amount of principal set forth on the schedule annexed to this Note shall be presumptive evidence of the principal amount owing and unpaid on this Note. However, the failure to record any such amount on such schedule shall not limit or otherwise affect the obligations of Borrower hereunder to repay the principal amount of all advances hereunder together with interest accruing thereon. Amounts repaid hereunder may not be reborrowed.

         The undersigned promises to pay, on the Maturity Date, interest on the unpaid principal balance hereof from time to time outstanding from the date of the first disbursement hereunder until paid, at a rate per annum of eight percent (8%).

         This Note is entitled to the benefits and subject to all of the terms and conditions of the Interim Financing and Security Agreement dated September 13,1996 among Lender, Borrower and Rick Pack, as amended from time to time ("Security Agreement").

         The undersigned agrees to pay all expenses of Lender incurred in collection of this Note, including reasonable attorneys' fees in connection therewith, irrespective of whether suit is brought hereon.

         All principal and interest hereunder shall be payable in lawful money of the United States of America and shall be paid at such place as the holder hereof may from time to time designate.

         Upon the occurrence of any default in the payment of principal or interest hereunder or upon any Event of Default under the Security Agreement or any material breach of any other term or condition set forth in the Security Agreement, the principal hereof with interest accrued thereon shall become, or may be declared to be, at the option of the Lender, forthwith due and payable.

         Borrower hereby waives diligence, presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assents to extensions of time of payment, or forbearance or other indulgence without notice. The right to plead any and all statutes of limitation as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

         Borrower shall have no right to prepay all or any portion of this Note until the receipt by Borrower of the Demand Notice.

         This Note shall be governed by and be construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, this Note has been executed and delivered at Los Angeles, California, on the date set forth above.

                                                      TRADEWINDS TELEVISION, LLC


                                                      By:  Roy Park
                                                           ---------------------
                                                      Its: President/CEO
                                                           ---------------------

                        SCHEDULE OF ADVANCES OF PRINCIPAL

==============================================================================================
                                                                  Unpaid
                    Amount of                 Interest Rate      Principal           Notation
Date                 Advance                      (8%)            Balance             Made by
==============================================================================================
9/16/96             $118,249.76 (BHP)
----------------------------------------------------------------------------------------------
9/16/96               47,552.40 (Acct.Pay)
----------------------------------------------------------------------------------------------
9/16/96              104,050.75 (Contractors)
----------------------------------------------------------------------------------------------
9/16/96               36,161.61 (ADP)
----------------------------------------------------------------------------------------------
9/16/96               19,240.00 (Stations)
----------------------------------------------------------------------------------------------
9/17-10/3/96         211,478.71
----------------------------------------------------------------------------------------------
10/4-10/17/96         48,437.12 (Payables)
----------------------------------------------------------------------------------------------
10/4-10/17/96         14,829.65 (PayroLL)
----------------------------------------------------------------------------------------------
TOTAL               $600,000.00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                    TRADEWINDS TELEVISION & BPH PRODUCTIONS


Tradewinds' payables                    152,641.05
Tradewinds' contractors                 191,293.13
Tradewinds'employees                     50,816.00
BHP Productions                         141,983.05
                                        ----------
Grand total                             536,733.23
                                        ==========

Tradwinds' Payables

Adam Weston Graphics                        431.65
Airtouch Cellular                           368.36
All Post                                  9,987.59
Ameritech                                    88.74
Arrowhead Mt Spring Water                   212.30
AT&T                                         68.31
Camerry Consultants                       3,000.00
Century Parking                             148.50
Coast Communications                        135.00
Compuserve                                   50.04
Designatory                              11,250.00
Entertainment Comm Network                1,136.71
Federal Express                           1,077.00
Furst Group                                 933.39
General Parking                             480.00
Guardian Insurance                        9,661.00
Lon Materna                                 729.29
NAPTE                                    11,000.00
Neopost Leasing                             448.18
Nowell Color  Lab                           946.32
Nielsen                                  42,650.00
Omni-Ch                                  12,272.34
Omni-Ny                                   9,243.47
Pacific Bell                              2,315.01
Pacific  Communications                   1,008.61
Pryor &  Associates                       3,500.00
Shari Jennings                               21.60
Sharp  Electronics                          470.31
Silver Star  Information  Systems           270.00
Topanga  Warner                          10,320.00
Video Central                            10,467.25
WCIU-TV                                   6,500.00
Western Office Interiors                    911.10
Woodland Printing                           351.71
Xerox                                       187.27
                                        ----------
                                        152,641.05
                                        ==========

Tradewinds' contractors

Chris Rovtar                  43,250.00
   expenses                    1,167.94
Bette  Alofsin                14,000.00
   expenses                      408.43
Diana  Foster                  7,000.00
   expenses                      554.33
Jon Ferro                     13,333.32
   expenses                      249.35
   bonus                       7,500.00
Jan  Mansfield                 6,000.00
   expenses                      829.76
Stan  Singer                  10,000.00
Mark Rafalowski               12,000.00
Rick Pack                     75,000.00
                             ----------
                             191,293.13
                             ==========

Tradewind Employees

Karen  Osterheldt         4,506.00
Chris  Dahl               4,374.99
Shari  Jennings           3,500.00
  vacation                  184.13
Milie Sheets                590.00
Yolanda  Wright           3,912.48
Len  Materna             18,124.98
William Gallie-BHP        3,400.00
Jane Roundy               2,200.00
Gerallie Legaspi          2,250.00
                         ---------
                         43,042.58

Payroll taxes             7,773.42
                         ---------

Total to ADP             50,816.00
                         =========

BHP Productions

AGK Studios                        1,315.00
Band Pr                              216.50
Broatch Berry                        100.00
Courtesy Printing                    244.65
Crystal Patent                       169.50
Don Morea                          1,264.50
Flower Power                       4,200.00
Forever Blue                      51,153.31
Fresno Shoot                       3,975.25
Gabriel Miller                       150.00
Gary Cates                           600.00
Harris Tulchin                     1,500.00
Jerry  Petemon                    10,575.00
John Young                           600.00
Kuhn & Miller                      2,010.00
Lewinter  Rosman                   1,960.45
Logo  Edition                      4,800.00
Mark  Jeanette                     5,548.00
Michael Hawks                        800.00
Nicholas Blair                     1,167.00
Nick Richards Ent.                 3,500.00
NK & Associates                      567.00
Outlaw Hunter                      3,922.00
Peter Jordan                         150.00
Robert Clark                         300.00
Scott Bernstein                      300.00
Sharpshooters                     32,902.84
Sherwood  Animatiori                 125.00
Steve Sanzeri                      1,965.23
Tom  Drew                            250.00
Video  Central                     3,409.72
Visionary  Music                     202.10
William Gallie                     2,040.00
                               ------------
                                 141,983.05
                               ============

                        SCHEDULE OF ADVANCES OF PRINCIPAL

=================================================================================================================
                                                                                  Unpaid
                      Amount of                   Interest Rate                 Principal                Notation
Date                   Advance                          (8%)                     Balance                  Made by
=================================================================================================================
9/16/96              $118,249.76 (BHP)
-----------------------------------------------------------------------------------------------------------------
9/16/96                47,552.40 (Acct.Pay)
-----------------------------------------------------------------------------------------------------------------
9/16/96               104,050.75 (Contractors)
-----------------------------------------------------------------------------------------------------------------
9/16/96                36,161.61 (ADP)
-----------------------------------------------------------------------------------------------------------------
9/16/96                19,240.00 (Stations)
-----------------------------------------------------------------------------------------------------------------
9/17-10/3/96          211,478.71
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
